SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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Academy Funds Trust
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PROXY MATERIALS
Innovator McKinley Income Fund
Innovator IBD® 50 Fund

series of

ACADEMY FUNDS TRUST

Dear Shareholder:

I am writing to let you know that a special meeting (the "Meeting") of shareholders ("Shareholders") of the Innovator McKinley Income Fund and the Innovator IBD® 50 Fund (each, a "Fund" and together, the "Funds"), series of Academy Funds Trust (the "Trust"), will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on August 7 , 2017 at 10:30 a.m., Eastern Time.  The purpose of the Meeting is to vote on two proposals (each, a "Proposal" and together, the "Proposals") that affect your Fund and your investment.  As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund.  This package contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Proposal 1.  To Elect a Board of Trustees for the Trust.

Proposal 2. To Approve a New Investment Advisory Agreement between Innovator Capital Management, LLC and the Trust, on behalf of each Fund.

The Proposals are described in greater detail in the enclosed Proxy Statement.

The Board unanimously recommends that you vote FOR each Proposal.

Voting is quick and easy.  Everything you need is enclosed.  Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC (the "Proxy Solicitor"), may contact you.  This will ensure that your vote is counted even if you cannot attend the Meeting in person.  If you have any questions about the Proposals or the voting instructions, please call the Proxy Solicitor at 866-745-0268 .  Representatives are available to assist you Monday through Friday, 8:00 a.m. to 11:00 p.m. Eastern Time.

Very truly yours,

/s/ H. Bruce Bond
H. Bruce Bond
Trustee and President
June 20, 2017

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.
Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be.  Please read the full text of the proxy statement (the "Proxy Statement"), which contains additional information about the proposals (each a "Proposal" and together, the "Proposals"), and keep it for future reference.
QUESTIONS AND ANSWERS.
Q.  Why are you sending me this information?
A.  You are receiving these proxy materials because you have the right to vote on important Proposals concerning your investment.
Q.  What are the Proposals being considered at the Meeting?
A. At the special meeting ("Meeting"), shareholders ("Shareholders") of the Innovator McKinley Income Fund and the Innovator IBD® 50 Fund (each, a "Fund" and together, the "Funds"), series of Academy Funds Trust (the "Trust"), are being asked to:
•	Elect four proposed new trustees (each a "Nominee" and together, the "Nominees") to the Board of Trustees (the "Board") of the Trust; and
•	Approve a new investment advisory agreement between Innovator Capital Management, LLC (the "Adviser") and the Trust, on behalf of each Fund (the "New Investment Advisory Agreements").
PROPOSAL 1: ELECT TRUSTEE NOMINEES TO THE BOARD
Q.  What are shareholders being asked to do?
A. Shareholders of the Trust are being asked to elect four new trustees to the Board: Mark Berg, H. Bruce Bond, Joe Stowell and Brian J. Wildman because the Trust's former interested Trustee, David Jacovini resigned in connection with the Transaction (defined below) and the Trust's current independent Trustees, Russell Wagner and Oliver St. Clair Franklin, plan on resigning once new trustees are elected to the Board.  More information about these Board changes is provided in the Proxy Statement under Proposal 1.
Q.  Why am I being asked to elect new trustees?
A. In connection with the Transaction (defined below), the Adviser recommended the Nominees for consideration by the Trust's Nominating Committee.
Q.  Who are the candidates? Has the Board nominated them?
A. Each Nominee was reviewed and recommended for nomination by the Nominating Committee of the Board, which is comprised of the Independent Trustees of the Trust, and approved for nomination by the full Board.  The Board has reviewed the qualifications and backgrounds of all four Nominees and concluded that each Nominee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions and experience serving as a Board member of other investment funds, public companies or non-profit entities or other organizations.  At a Board meeting held on March 23, 2017, the Board nominated each Nominee and recommended that their election to the Board be put to a vote of the shareholders of the Funds.
Q. How many of the Nominees will be Independent Trustees if elected?
A.  Three of the four Nominees will not be considered to be "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees") if elected by shareholders. Independent Trustees have no affiliation with the Funds or the Adviser, other than as disclosed and apart from any personal investments they choose to make in a Fund as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Q. How does the Board recommend that I vote in connection with the Proposal 1?
A. The Board unanimously recommends that you vote "FOR" the approval of Proposal 1 described in the Proxy Statement.
PROPOSAL 2: APPROVE NEW INVESTMENT ADVISORY AGREEMENTS
Q.  Why am I being asked to vote on a New Investment Advisory Agreement for my Fund?
A. As discussed in more detail in the Proxy Statement, on May 9, 2017, the Adviser purchased certain assets, namely the advisory and sub-advisory agreements pertaining to the Funds and related intellectual property, of Innovator Management LLC ("Innovator Management"), the Funds' prior investment adviser (the "Transaction").  The Transaction constituted an assignment of each Fund's prior investment advisory agreement with Innovator Management (the "Prior Investment Advisory Agreements"), causing such agreements to terminate.  At an in-person meeting, the Board, including a majority of its Independent Trustees, approved interim investment advisory agreements between the Adviser and the Trust, on behalf of each Fund, in reliance on Rule 15a-4 of the 1940 Act. The interim investment advisory agreements approved by the Board allow the Adviser to provide investment advisory services to the Funds for a maximum of 150 days following the completion of the Transaction under substantially the same terms and conditions and for the same fees as provided under the Prior Investment Advisory Agreements, pending shareholder approval of the New Investment Advisory Agreements.  While the interim agreements are in effect, the advisory fees payable under such agreements will be held in an interest-bearing escrow account.  If the New Investment Advisory Agreements are approved, the escrowed fees, including interest earned, will be paid to the Adviser and if such agreements are not approved, the Adviser will be paid the lesser of the costs of performing these interim agreements or the total amount held in escrow plus interest earned. To provide for continuity in the management of the Funds upon the expiration of the interim investment advisory agreements, the Board is requesting that Shareholders of each Fund approve a New Investment Advisory Agreement on behalf of their respective Fund(s).
Q. Will there be any changes in the services provided or fees paid by my Fund under the New Investment Advisory Agreement?
A. Under the New Investment Advisory Agreements, the Adviser will provide investment advisory services to each Fund on substantially identical terms and for the same fees that were in effect pursuant to the Prior Investment Advisory Agreements.  The Trust's investment advisory structure, including the management fees payable by each Fund have not changed as a result of the Transaction.  The Funds will continue to be managed in accordance with their current investment objectives if the New Investment Advisory Agreements are approved by Shareholders. Furthermore, McKinley Capital Management, LLC ("McKinley"), the current sub-adviser to the Innovator McKinley Income Fund, and Penserra Capital Management LLC ("Penserra" and together with McKinley, the "Sub-Advisers"), the current sub-adviser to the Innovator IBD® 50 Fund, will continue to serve as sub-advisers to the respective Funds. The Transaction did not change the name of your Fund or alter the number of shares you own in the Fund.
Q.  Will there be any changes to the Funds' investment policies, strategies or risks in connection with the approval of the New Investment Advisory Agreements with the Adviser?
A.  No, there will not be any changes.
Q. What will happen if Shareholders do not approve the New Investment Advisory Agreements?
A. If the New Investment Advisory Agreements are not approved by Shareholders prior to the expiration of the interim investment advisory agreements currently in effect for the Funds, the Board will take such action as it deems necessary and in the best interests of the Funds and their respective Shareholders, which may include further solicitation of Shareholders and/or authorizing each Fund's Sub-Adviser to continue to manage the Fund it currently sub-advises.
Q.  How will the Transaction affect me as a Fund Shareholder?
A.  As noted above and described further in the Proxy Statement, the investment objectives and strategies of the Funds did not change as a result of the Transaction, and you still own the same shares in your Fund.  The terms of the New Investment Advisory Agreements are substantially identical to the terms of the Prior Investment Advisory Agreements.  Additionally, the management fee rate that each Fund currently pays for investment advisory services will not change under the New Investment Advisory Agreement.

The Adviser currently manages the Funds under the interim advisory agreements and will continue to manage the Funds pursuant to the New Investment Advisory Agreements.
Q.  Will there be any change to the sub-adviser of my Fund?
A.  No. The prior investment sub-advisory agreements between Innovator Management and each of the Sub-Advisers were terminated as a result of the Transaction.  The Sub-Advisers continue to provide day-to-day portfolio management for the respective Funds pursuant to interim sub-advisory agreements with the Adviser and are expected to continue to do so consistent with the investment objectives and strategies currently in place for each Fund.  The Board approved the interim sub-advisory agreements on behalf of each Fund at an in person meeting on March 23, 2017.  Innovator Management and the Trust previously requested and received an exemptive order from the SEC on July 9, 2015 which exempts Innovator Management and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated sub-advisors, such as the Sub-Advisers, and to approve new investment sub-advisory agreements on behalf of the Trust without shareholder approval.  Accordingly, shareholder approval is not required to permit the Sub-Advisers to continue to serve as sub-advisers to the Funds, as long as shareholders approve the New Investment Advisory Agreement and the SEC permits the Adviser to rely on the prior relief granted to Innovator Management and the Trust.
Q.  Will there be any change in the fees payable by the Funds to the Adviser under the New Investment Advisory Agreements?
A.  No. The Proposal to approve the New Investment Advisory Agreements does not seek any increase in fees.
Q. How does the Board recommend that I vote in connection with the Proposal 2?
A. The Board unanimously recommends that you vote "FOR" the approval of Proposal 2 described in the Proxy Statement.
OTHER MATTERS
Q.  Is the passage of one proposal contingent on the passage of the other proposal?
A.  No.  The two proposals are independent of one another.  If shareholders approve a proposal, such action will become effective regardless of how shareholders vote on the other proposal.
Q.  Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.  No, the Trust will not bear these costs. The expenses of preparing, printing and mailing of the enclosed proxy cards, the accompanying notices, the Proxy Statement and any other costs associated with the proxy solicitation or the Transaction will be borne by the Adviser.

Q.  How can I vote my shares?
A.  For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 866-745-0268 .  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q.  How may I revoke my proxy?
A.  Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Q.  Where can I obtain additional information about this Proxy Statement?
A.   If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions, LLC (the "Proxy Solicitor"), at 866-745-0268.  Representatives are available to assist you Monday through Friday, 8:00 a.m. to 11:00 p.m. Eastern Time.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 7 , 2017

Innovator McKinley Income Fund
Innovator IBD® 50 Fund

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 7 , 2017:
In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at www.proxyonline.com/docs/innovator2017.pdf.The form of proxy on the Internet site cannot be used to cast your vote.
To the shareholders ("Shareholders") of the Innovator McKinley Income Fund and the Innovator IBD® 50 Fund (each, a "Fund" and together, the "Funds"), series of Academy Funds Trust (the "Trust"):
NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of Shareholders of each Fund will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on August 7 , 2017 at 10:30 a.m., Eastern Time.  The proxy materials for the shareholder meeting are first being sent to Shareholders on or about June 20, 2017.
At the Meeting, Shareholders will be asked to consider the following Proposals, as described in the accompanying Proxy Statement:

1.	To elect a Board of Trustees of the Trust.
2.
To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Innovator Capital Management, LLC (the "Adviser"), the current investment adviser to each Fund pursuant to interim investment advisory agreements.

3.	To transact any other business that may properly come before the Meeting.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.
The Proposals are discussed in greater detail in the enclosed proxy statement (the "Proxy Statement").  You are entitled to vote at the Meeting if you owned shares of a Fund at the close of business on June 5 , 2017 ("Record Date").  If you attend the Meeting, you may vote your shares in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.
YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
By order of the Board of Trustees,

/s/ H. Bruce Bond
H. Bruce Bond
Trustee and President
June 20, 2017

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PROXY STATEMENT
TABLE OF CONTENTS
PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST	2
Information about the Nominees	2
Information About the Background, Experience and Related Information Regarding the Nominees	3
Selection of Nominees	4
Board Structure and Compensation	5
Executive Officers of the Trust	5
Standing Committees of the Board	6
Information Regarding the Trust's Independent Auditor	6
Required Vote to Elect Trustees	7
PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS ON BEHALF OF EACH FUND	8
Description of the Transaction	8
The New Investment Advisory Agreements	9
Sub-Advisers	11
Board Considerations in Approving the New Investment Advisory Agreements	12
Required Vote to Approve Advisory Agreements	14
MORE INFORMATION ABOUT THE FUNDS	15
Management of the Funds	15
Distributor	15
Fund Administrator	15
Custodian, Transfer Agent and Dividend Agent	16
Payments to Affiliated Brokers	16
Shareholder Reports	17
PRINCIPAL HOLDERS OF SHARES	17
MORE INFORMATION ABOUT VOTING AND THE MEETING	18
Voting Rights	18
Quorum; Adjournment	18
Payment of Solicitation Expenses	19
Other Business	19
Submission of a Shareholder Proposal	19
APPENDIX A: NOMINATING COMMITTEE CHARTER	A-1
APPENDIX B: AUDITOR INFORMATION	B-1
APPENDIX C: FORM OF NEW INVESTMENT ADVISORY AGREEMENTS	C-1

PROXY STATEMENT

For

Innovator McKinley Income Fund
Innovator IBD® 50 Fund

series of

ACADEMY FUNDS TRUST

Dated June 20, 2017

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 7, 2017:
In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at www.proxyonline.com/docs/innovator2017.pdf. The form of proxy on the Internet site cannot be used to cast your vote.
This proxy statement (the "Proxy Statement") solicits proxies to be voted at a special meeting (the "Meeting") of shareholders ("Shareholders") of the Innovator McKinley Income Fund and the Innovator IBD® 50 Fund (each, a "Fund" and together, the "Funds"), series of Academy Funds Trust (the "Trust").  The Meeting was called by the Board of Trustees of the Trust (the "Board") to vote on the following proposals (the "Proposals"), which are described more fully below:
Proposal	Who votes on the Proposal?
To elect a Board of Trustees of the Trust	Shareholders of all Funds voting collectively.
To approve a new investment advisory agreement for each Fund	Shareholders of each Fund, voting separately from shareholders of each other Fund.
The principal office of the Trust is located at 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  You can reach the office of the Trust by telephone by calling toll free at 1-877-386-3890.  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Meeting will be held at the offices of at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on August 7, 2017 at 10:30 a.m., Eastern Time.  Only officers of the Trust and Innovator Capital Management, LLC (the "Adviser"), the Funds' current investment adviser, and Fund Shareholders of record as of June 5, 2017 (the "Record Date"), will be admitted to the Meeting.  The Board, on behalf of each Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about June 20, 2017.
This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.
The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at 1-877-386-3890. Copies are also available on www.innovatorfunds.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission's ("SEC") Internet site at www.sec.gov.
Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary.  The Trust will promptly send a separate copy of the Proxy Statement to any Shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-877-386-3890.

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST
Information about the Nominees
Shareholders of the Trust are being asked to elect four new Trustees (together, the "Nominees") to the Board: Mark Berg, Joe Stowell and Brian J. Wildman (together, the "Independent Nominees") and H. Bruce Bond (the "Interested Nominee").
The Trust is governed by the Board, which has oversight responsibility for the management of the Trust's business affairs.  The Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders.  The Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and service providers of the Trust.
As stated above, the three Independent Nominees are Mark Berg, Joe Stowell and Brian J. Wildman. The Interested Nominee is H. Bruce Bond.  Mr. Bond is deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an executive officer, principal and controlling owner of the Adviser, the Funds' current investment adviser.  The Nominees were recommended for consideration by the Trust's Nominating Committee, which is comprised of the current Trustees of the Trust who are not "interested persons" as that term is defined in the 1940 Act (together, the "Independent Trustees"), by the Adviser in connection with its purchase of certain assets, namely the advisory and sub-advisory agreements pertaining to the Funds and related intellectual property, of Innovator Management LLC ("Innovator Management"), the Funds' prior investment adviser.  Each Independent Nominee was then reviewed and recommended for nomination by the Nominating Committee and approved for nomination by the full Board.  None of the Independent Nominees currently serve as a Trustee of the Trust.  Mr. Bond was appointed to the Board as an Interested Trustee in May 2017. The Board is currently comprised of three Board members, two of whom are Independent Trustees.  If Proposal 1 is approved, the current Independent Trustees will resign and the Board will be comprised of the three Independent Nominees and one Interested Nominee.  The current Independent Trustees plan to resign if Proposal 1 is approved primarily because the Funds' operations are moving to Wheaton, Illinois in connection with the Transaction (as defined below), which is described in Proposal 2, and they believe it is more efficient and cost effective to have a Board comprised of Trustees who are located closer to the Fund's operations, including those of the Adviser.  If Proposal 1 is not approved, then the current Trustees would continue to serve as Trustees and determine what action, if any, to take.
If elected, each Nominee will hold office for an indefinite term until his successor is elected and qualified, or until his earlier death, resignation, or removal.  Each Nominee currently is available and has consented to serve if elected.  If any of the Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.
Listed below, beside the name, address and age of each Nominee, are the Nominees' principal occupations during the past five years (their titles may have varied during that period), the number of Funds that the Nominees would oversee and other board memberships that the Nominees hold (if applicable).
Name, Address and Age	Proposed Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
Independent Nominees
Mark Berg 1749 S. Naperville Road Suite 206 Wheaton, Illinois 60189 Age: 46	Trustee	N/A	President and Founding Principal of Timothy Financial Counsel Inc. (Since 2001).	N/A	None
Joe Stowell 120 N. Hale Street Suite 200, Wheaton, Illinois 60187 Age: 48	Trustee	N/A	Chief Operating Officer, Woodmen Valley Chapel (Since September 2015); Executive Vice President and Chief Operating Officer, English Language Institute/China	N/A	None

			(From 2007 to 2015).
Brian J. Wildman 120 N. Hale Street Suite 200, Wheaton, Illinois 60187 Age: 54	Trustee	N/A
Executive Vice President, Consumer Banking (Since March 2016), Chief Risk Officer (From April 2013 to March 2016), Head of Wealth Management (2003-2013) and
Head of Commercial Services (2010-2013), MB Financial Bank.
				N/A	MB Financial Bank (Since 2003); and Missionary Furlough Homes, Inc. (Since 2008).
Interested Nominee
H. Bruce Bond 120 N. Hale Street Suite 200, Wheaton, Illinois 60187 Age: 54	Interested Trustee	Since May 2017	Chief Executive Officer of Innovator Capital Management, LLC (May 2017 to present); formerly Chairman (2010-2013) and President and CEO (2006-2010), Invesco PowerShares Capital Management LLC; formerly Co-Founder, President and CEO, PowerShares Capital Management (2002 to 2006); formerly Chairman; PowerShares Fund Board (2002 to 2013).	2	None
Information About the Background, Experience and Related Information Regarding the Nominees
Independent Nominees

Mark Berg, CFP®
As President and Founding Principal of Timothy Financial Counsel Inc., Mark's primary role is the leadership and management of the firm.  He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients.  Mark has served in the fee-only financial planning industry since 1995. He holds a BA in Economics from Wheaton College and is a CERTIFIED FINANCIAL PLANNER™ practitioner.  He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors.  He speaks regularly at conferences on financial planning and practice management.  He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader's Digest, and Kiplinger's and has been interviewed on NBC television.
Joe Stowell
Joe Stowell is currently the COO of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi - campus organization.  Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President / COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade.  He was on trading floors and desks in Chicago, New York, and Tokyo.

Brian J. Wildman
Mr. Wildman is Executive Vice President, Consumer Banking of MB Financial Bank (Bank), a position he has held since March 2016. Mr. Wildman is also a director of the Bank. From April 2013 to March 2016, Mr. Wildman was responsible for Risk Management and was the Chief Risk Officer. Prior to April 2013, Mr. Wildman was responsible for the Bank's Wealth Management and Commercial Services groups. Prior to joining the Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman is a member of the Board of Trustees of Missionary Furlough Homes, Inc.
Interested Nominee
H. Bruce Bond
Mr. Bond is the Chief Executive Officer of the Adviser, responsible for the firm's strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.
Selection of Nominees
The Nominating Committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The Board has adopted and approved a formal written charter for the Nominating Committee, which provides the Nominating Committee with general criteria to guide the Nominating Committee's choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board.  The Board believes that, collectively, the Nominees have balanced and diverse experience, skills, attributes and qualifications, that will allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  Among the attributes common to all Nominees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees.  Each Nominee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions and experience serving as a Board member of other investment funds, public companies or non-profit entities or other organizations.
The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Academy Funds Trust, 325 Chestnut Street, Suite 512, Philadelphia, PA 19106. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The Nominating Committee consists of the Trust's Independent Trustees.
The adopted and approved Nominating Committee charter is attached as Appendix A to this Proxy Statement.

Board Structure and Compensation
The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust.  The Board held 4 meetings during the 12-month period ended November 30, 2016.  The Trust does not have a formal policy regarding Trustee attendance at shareholders' meetings but they encourage Trustees to do so.  The Trust does not hold annual meetings at which Trustees are elected.
None of the Independent Nominees owns, beneficially or of record, securities issued by any investment adviser, including any sub-adviser, or principal underwriter, of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing as of the date of this proxy statement.  Mr. Berg does, however, have a $120,000 passive limited partner equity interest in a real estate fund managed by an adviser controlled by Jeffrey Brown (a minority owner of the Adviser) and in which John Southard (a control person of the Adviser) holds a passive ownership interest.  In addition, Mr. Berg holds a $120,000 passive equity interest in a limited liability company of which John Southard also holds a passive equity interest.  These relationships were not deemed to impact Mr. Berg's independence due to the amount being immaterial in relation to the real estate fund's overall assets and the passive nature of Mr. Southard's involvement in the investments.  The Funds' current Independent Trustees concluded that based on the information provided to them at their March meeting, these business relationships were not significant to the respective overall business activities of Messrs. Berg, Southard, and Brown, and would not be likely to have a material impact on their net worth.  Moreover, the Board was informed that Mr. Berg's investments are treated on the same terms as other investors in the real estate fund or the limited liability company.  Accordingly, the current Independent Trustees concluded that, based on the information available to them, Mr. Berg could serve as an independent Trustee if elected by shareholders.  None of the Nominees beneficially owned shares of the Funds as of December 31, 2016.
Each Independent Trustee is compensated by the Trust.  Trustees who are not Independent Trustees are not compensated by the Trust for serving as Trustee.  Trust officers are not compensated by the Trust.  None of the Nominees currently serve as Trustees of the Trust and therefore the Nominees have not yet received any compensation from the Trust.
Executive Officers of the Trust
Officers of the Trust are appointed by the Trust's Board and serve at the pleasure of the Board.  Information regarding the executive officers of the Trust, including the officers' names, birthdates, addresses, positions and length of service with the Trust, and principal occupations during the past five years is provided below.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen Officer	Other Directorships Held by Officer
Officers
H. Bruce Bond 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Age: 54	Interested Trustee, President and Principal Executive Officer	Since May 2017	Chief Executive Officer of Innovator Capital Management, LLC (May 2017 to present); formerly Chairman (2010-2013) and President and CEO (2006-2010), Invesco PowerShares Capital Management LLC; formerly Co-Founder, President and CEO, PowerShares Capital Management (2002 to	2	None

			2006); formerly Chairman; PowerShares Fund Board (2002 to 2013)
John W. Southard 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Age: 47	Vice President, Treasurer and Principal Financial Accounting Officer	Since May 2017	Chief Investment Officer, Innovator Capital Management, LLC (May 2017 to present); Director and Co-Founder, T2 Capital Management, LLC (2010 to present); formerly Co-Founder and Head of Research and Trading, PowerShares Capital Management (2002 to 2009)	2	Independent Trustee, ETF Managers Group, LLC (2012 to present)
Michael D. Gries 325 Chestnut Street, Suite 512, Philadelphia, PA 19106 Age: 42	Vice President, Chief Compliance Officer and Secretary	Vice President since 2007; Chief Compliance Officer and Secretary since 2009	CCO of Academy Asset Management LLC, since 2009; CCO of Innovator Management LLC Since 2011; Operations Manager, Academy Asset Management LLC, Since 2007	2	None
Standing Committees of the Board
Audit Committee:  The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board.  The Trust's Audit Committee consists of the Independent Trustees.  There were two Audit Committee meetings for the Trust held during the fiscal year ended November 30, 2016.
Nominating Committee:  The Nominating Committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Academy Funds Trust, 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The Trust's Nominating Committee consists of the Independent Trustees. The Nominating Committee did not hold any meetings during the fiscal year ended November 30, 2016.
Information Regarding the Trust's Independent Auditor
Selection of Auditors.  The Audit Committee and the Board have selected the firm of Tait, Weller & Baker LLP ("Tait Weller") to serve as auditors of the Trust.  Representatives of Tait Weller are not expected to be present at the Meeting.

Audit Fees.  Please see Appendix B for information regarding the aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait Weller for the audit of the Trust's annual financial statements or for services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees.  The Trust was not billed during its last two fiscal years for assurance and related services rendered by Tait Weller that are reasonably related to the performance of the audit, which were not reported under "Audit Fees" above.  For the Trust's last two fiscal years, Tait Weller did not provide services relating to the performance of the audit of the financial statements of the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust.
Tax Fees.  Appendix B also includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning.  The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(c) of Regulation S-X was 0%.  The aggregate fees billed by Tait Weller for tax-related services provided to the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust were $0 for each Trust's last two fiscal years.
Aggregate Non-Audit Fees.  Please see Appendix B for information regarding the aggregate non-audit fees billed by Tait Weller for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust during the Trust's last two fiscal years.
All Other Fees.  There were no additional fees paid by any Trust during its last two fiscal years for products and services provided by Tait Weller, other than the services reported above.
Pre-Approval Policies and Procedures.  Audit committees must pre-approve all audit services provided by an independent auditor, either specifically or in accordance with established pre-approval policies and procedures that pre-approves specific types of services to be performed by the independent auditor.  Due to the size of the Trust and the Trust's Audit Committee, the Board has not adopted Pre-Approval Policies and Procedures.
Required Vote to Elect Trustees
In accordance with the Trust's governing documents, forty-percent (40%) of the shares entitled to vote at the Meeting present in person or represented by proxy at the Meeting will constitute a quorum.  Proxies marked "WITHHOLD" for any or all Nominees will not be voted "FOR" the applicable Nominee(s), but will be counted for purposes of determining whether a quorum is present (including at any adjournment or postponement of the Meeting).  A direction to withhold authority to vote for any Nominee will result in such nominee receiving fewer votes for his election; however, provided that quorum requirements have been satisfied, the Nominees will be elected to the Board by the affirmative vote of a plurality of the votes cast collectively by the Funds' Shareholders. This means that the Nominees receiving the largest number of votes will be elected to fill the available positions and that abstentions and broker non-votes (if any) will have no effect on the approval of Proposal 1. Because four Nominees have been nominated to fill four available positions and each are unopposed, assuming the presence of a quorum, the Nominees are expected to be elected.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE NOMINEES.

PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS ON BEHALF OF EACH FUND
Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (collectively, the "New Investment Advisory Agreements").  Each Fund is an open-end management investment company under the 1940 Act.
The Funds' prior investment advisory agreements with Innovator Management (the "Prior Investment Advisory Agreements") terminated in connection with the sale of its investment advisory business to the Adviser. As a result of the termination of the Prior Investment Advisory Agreements, the Adviser currently serves as the investment adviser to each Fund pursuant to interim investment advisory agreements pursuant to Rule 15a-4 under the 1940 Act, as approved by the Board, including a majority of its Independent Trustees, at an in-person meeting held on March 23, 2017.  The terms and conditions of the interim investment advisory agreements are substantially identical to the terms of the Prior Investment Advisory Agreements.  However, the interim investment advisory agreements are temporary and will expire after 150 days.  Accordingly, the New Investment Advisory Agreements must be approved by Shareholders in order to allow the Adviser to continue to serve as investment adviser to each Fund following the expiration of the interim investment advisory agreements.  Additionally, while the interim agreements are in effect, the advisory fees payable under such agreements will be held in an interest-bearing escrow account.  If the New Investment Advisory Agreements are approved, the escrowed fees, including interest earned, will be paid to the Adviser and if such agreements are not approved, the Adviser will be paid the lesser of the costs of performing the interim agreements or the total amount held in escrow plus interest earned. For a general description of the proposed New Investment Advisory Agreements and a comparison of the New Investment Advisory Agreements and the Prior Investment Advisory Agreements, see "The New Investment Advisory Agreements" section below.  The forms of the New Investment Advisory Agreements are provided in Appendix C.
Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement.  If approved by a Fund's Shareholders, the New Investment Advisory Agreement would become effective as of the date of execution.
Description of the Transaction
On May 9, 2017, the Adviser purchased certain assets, namely the advisory and sub-advisory agreements pertaining to the Funds and the intellectual property, of Innovator Management, the Funds' prior investment adviser (the "Transaction"). The Transaction constituted an assignment of each Fund's Prior Investment Advisory Agreement with Innovator Management, causing such agreements to terminate.  The termination of each Fund's Prior Investment Advisory Agreement with Innovator Management also triggered the termination of each Fund's investment sub-advisory agreement.
Post-Transaction Structure and Operations
Prior to the closing of the Transaction, the Board, including a majority of its Independent Trustees , approved interim investment advisory agreements and interim investment sub-advisory agreements in reliance on Rule 15a-4 of the 1940 Act.  Rule 15a-4 allows the Adviser and Sub-Advisers (defined below) to provide advisory services to the Funds for a maximum of 150 days following the completion of the Transaction under the same terms and conditions, in all material respects, and for the same fees as provided pursuant to the Prior Investment Advisory Agreements and prior investment sub-advisory agreements, respectively, pending shareholder approval of the New Investment Advisory Agreements.  Innovator Management and the Trust requested and received an exemptive order from the SEC on July 9, 2015 which exempts Innovator Management and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated sub-advisors, such as the Sub-Advisers, and approve new investment sub-advisory agreements on behalf of the Trust without shareholder approval.  At an in-person meeting held on March 23, 2017, the Board , including a majority of its Independent Trustees, approved a new investment sub-advisory agreement on behalf of each Fund that will become effective concurrent with shareholder approval of the respective Fund's New Investment Advisory Agreement (each a "New Sub-Advisory Agreement," and  collectively, the "New Sub-Advisory Agreements").  As a result, shareholder approval of a Fund's New Sub-Advisory Agreement is not required.
The Board and the Adviser currently do not anticipate any changes to the Funds' service providers, other than fund counsel and counsel to the Independent Trustees.  The Board was satisfied that the proposed new counsel for the Funds had the requisite expertise to advise the Funds and their Board on legal matters related to Fund operations, and that their closer proximity to the Funds' new headquarters would promote operational efficiencies.  Further, the Board will continue to make decisions regarding, among other matters, the independent public accountant, custodian, and transfer agent of the Funds.  Although a key employee of the Funds' prior investment adviser and an officer of the Trust, David Jacovini, decided not to continue working with the Funds after the closing of the

Transaction, Mr. Michael Gries, the Trust's current Chief Compliance Officer ("CCO"), will continue to serve as CCO of the Funds and of the Adviser.  The Board was comfortable with the abilities of Messrs. Bond and Southard to lead the Adviser and manage the Funds' assets after the Transaction closed and Mr. Jacovini was no longer involved with the Funds' operations, particularly in light of the fact that Mr. Gries would continue to serve as the Funds' CCO.
Section 15(f) of the 1940 Act
Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser (such as the Adviser) to an investment company (such as the Funds) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the consummation of the Transaction, at least 75% of the investment company's board must not be "interested persons" (as defined in the 1940 Act) of the Adviser or its predecessor, which in this case is Innovator Management.  Second, no "unfair burden" can be imposed on the investment company as a result of the Transaction.  An "unfair burden" includes any arrangement during the two-year period after the Transaction where the investment adviser (including any predecessor or successor adviser), or any of its "interested persons" (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, from: (i) any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) the investment company or its shareholders (other than fees for bona fide investment advisory or other services).
Following the Transaction, subject to shareholder approval of the Nominees, the Board will be comprised of three Independent Trustees and one Interested Trustee, consistent with the trustee independence requirements of the safe harbor.  Moreover, the Adviser has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Funds as contemplated by Section 15(f) due to the Transaction. Based on these representations, the Board determined that it did not believe that any unfair burden would be imposed on the Funds due to the Transaction.  The Board also determined to comply with the requirement that 75% of its trustees would not be interested persons of either the Adviser or Innovator Management for a period of at least three years following the assignment of the Funds' Prior Investment Advisory Agreements.
The New Investment Advisory Agreements
The New Investment Advisory Agreements are substantially identical to the Prior Investment Advisory Agreements.  Appendix C contains the form of New Investment Advisory Agreement.  The following description of the New Investment Advisory Agreements is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix C .  The key features of the New Investment Advisory Agreements and Prior Investment Advisory Agreements are described below.
Investment Management Services
The Prior Investment Advisory Agreements generally provide that, subject to the supervision and control of the Board, the investment adviser will either directly or indirectly, by employing a suitable sub-adviser: (a) manage the investment and reinvestment of  the Funds' assets; (b) regularly make decisions as to what securities to purchase and sell on behalf of a Fund and shall record and implement such decisions and shall furnish the Board with such information and reports regarding a Fund's investments as the investment manager deems appropriate or as the Board may reasonably request; and (c) subject to the primary objective of obtaining the best price and execution reasonably available, place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time.  Under the New Investment Advisory Agreements, the Adviser, as investment adviser to the Funds, would provide substantially the same the investment advisory services that Innovator Management provided under the Prior Investment Advisory Agreements.  Additionally, subject to substantially the same terms and conditions as provided in the Prior Investment Advisory Agreements, McKinley Capital Management, LLC ("McKinley"), the Innovator McKinley Income Fund's current investment sub-adviser, and Penserra Capital Management LLC ("Penserra"), the Innovator IBD® 50 Fund's current sub-adviser, have been delegated portfolio management responsibilities subject to the supervision of the Adviser pursuant to interim investment sub-advisory agreements.  As noted above, the Board also approved a New Sub-Advisory Agreement on behalf of each Fund that will become effective concurrent with shareholder approval of the respective New Investment Advisory Agreement.
Fees
Innovator McKinley Income Fund. The fee to be paid by the Fund for investment advisory services under the New Investment Advisory Agreement is identical to the fee paid under the Prior Investment Advisory Agreement. As compensation for the services rendered under the New Investment Advisory Agreement, the Fund will pay the Adviser a fee at an annual rate of 1.00%, as a percentage of the Fund's average daily net assets.  Additionally, the Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.10% of average daily net assets through May 9, 2019 (excluding any Rule 12b-1 fees (as applicable), taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses).  As a result, there are no material changes to the expense caps to which the Fund was subject prior to the Transaction.   Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  The expense waiver agreement may be terminated by the Board or the termination of the advisory agreement.
For the fiscal periods ended November 30, 2014, November 30, 2015 and November 30, 2016, the Fund paid Innovator Management $1,044,157 ($862,382 after fee waiver), $683,457 ($498,739 after fee waiver) and $339,347 ($140,233 after fee waiver), respectively, for its investment advisory services pursuant to the Prior Investment Advisory Agreement.  Due to the termination of the Prior Investment Advisory Agreement, neither Innovator Management nor the Adviser may not recoup any fees waived by Innovator Management under such agreement.
Innovator IBD® 50 Fund.  The fee to be paid by the Fund for investment advisory services under the New Investment Advisory Agreement is identical to the fee paid under the Prior Investment Advisory Agreement. As compensation for the services rendered under the New Investment Advisory Agreement, the Fund will pay the Adviser a fee at an annual rate of 0.70%, as a percentage of the Fund's average daily net assets.  The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 0.80% of average daily net assets from through May 9, 2019 (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses).  As a result, there are no material changes to the expense caps to which the Fund was subject prior to the Transaction.   Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  The expense waiver agreement may be terminated by the Board or the termination of the advisory agreement.
For the fiscal periods ended November 30, 2015 and November 30, 2016, the Fund paid the Innovator Management $248,774 ($132,434 after fee waiver) and $289,338 ($153,363 after fee waiver), respectively, for its investment advisory services pursuant to the Prior Investment Advisory Agreement.  Due to the termination of the Prior Investment Advisory Agreement, neither Innovator Management nor the Adviser may not recoup any fees waived by Innovator Management under such agreement.
Allocation of Charges and Expenses
Both the Prior and New Investment Advisory Agreements provide that the Trust, on behalf of the Funds, shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its registration statement under applicable federal securities laws; preparation, filing and printing of its prospectus(es), statement(s) of additional information and sales literature; the maintenance of its compliance program; the compensation of its compliance officer(s); the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes.  Further, both the Prior and New Investment Advisory Agreements provide that the Trust may obtain office space and facilities from the Adviser and will reimburse the Adviser for its rent or other expenses thereby incurred.
Limitation of Liability
Under the both the Prior and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to a Fund, the Adviser shall not be liable to the Trust, a Fund or to any Trustee or shareholder of the Trust or a Fund for any loss or damage arising from any action or omission in the course of, or connected with, rendering services under the Prior and New Investment Advisory Agreements or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise. The Adviser will exercise its best judgment in rendering the services described under the Prior and New Investment Advisory Agreements.

Duration
If approved by Shareholders of the Funds, the New Investment Advisory Agreements shall remain in force for an initial term of two years from the date of their execution. Thereafter, a New Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of a Fund's Board or the vote of a "majority of the outstanding voting securities" of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Prior Investment Advisory Agreements contain similar provisions regarding their terms and continuance.
A vote of a "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a Fund (a "1940 Act Majority").
Termination
The New Investment Advisory Agreements may be terminated at any time without the payment of any penalty, by (i) the Board, or by vote of holders of a 1940 Act Majority of a Fund's shares upon sixty (60) days written notice to the Adviser, or (ii) by the Adviser upon sixty (60) days written notice to a Fund.  The Prior Investment Advisory Agreements contained identical termination provisions. As with the Prior Investment Advisory Agreements, the New Investment Advisory Agreements will also immediately terminate in the event of an "assignment" (as defined in the 1940 Act).
Additional Information
Innovator Management served as each Fund's investment adviser since inception pursuant to the Prior Investment Advisory Agreements.  The Prior Investment Advisory Agreements with respect to the Innovator McKinley Income Fund and Innovator IBD® 50 Fund became effective on October 29, 2015 and April 7, 2015, respectively.  The Prior Investment Advisory Agreement with respect to the Innovator McKinley Income Fund was previously submitted to shareholders on August 7, 2015 in connection with a change-of-control of Innovator Management.  A discussion of the basis for the Board's approval of the Prior Investment Advisory Agreement with respect to the Innovator McKinley Income Fund is available in the Trust's annual report to Shareholders for the fiscal period ended November 30, 2015.
The services provided pursuant to the Prior Investment Advisory Agreements will continue to be provided to the Funds if the New Investment Advisory Agreements are approved.  The Adviser does not provide investment management services to other registered funds that have investment objectives similar to the investment objectives of the Funds.
Sub-Advisers
Innovator McKinley Income Fund
McKinley, located at 3301 C Street, Suite 500, Anchorage, AK 99503, is the Innovator McKinley Income Fund's sub-adviser.  As noted above, the prior investment sub-advisory agreement, dated October 29, 2015, between Innovator Management and McKinley was terminated as a result of the Transaction.  McKinley, however, continues to manage the day-to-day investment and reinvestment of the assets in the Fund and is responsible for the day-to-day portfolio management of the Fund, including adherence to the Fund's investment objective and strategies, pursuant to an interim investment sub-advisory agreement between the Adviser and McKinley that was approved by the Board prior to the Transaction.  McKinley is expected to continue to provide sub-advisory services to the Fund pursuant to the Fund's New Sub-Advisory Agreement that will become effective concurrent with shareholder approval of the Fund's New Investment Advisory Agreement. The services provided by McKinley to the Fund and the fees paid by the Adviser to McKinley were not affected by the Transaction.   The New Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated (i) by the Adviser or the Trust at any time on written notice to McKinley of the Adviser's or the Trust's intention to do so and (ii) by the Trust, pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. McKinley may terminate the New Sub-Advisory Agreement at any time on sixty (60) days' written notice to the Adviser and the Trust of its intention to do so. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement shall automatically terminate upon the termination of the Fund's New Investment Advisory Agreement, if such agreement is approved with respect to the Fund. McKinley's fee is paid by the Adviser.
Innovator IBD® 50 Fund
Penserra, located at 140 Broadway, 26th Floor, New York, NY 10005, is the Innovator IBD® 50 Fund's sub-adviser.  As noted above, the prior investment sub-advisory agreement, dated April 7, 2015, between Innovator Management and Penserra was terminated as a result of the Transaction.  Penserra, however, continues to manage the day-to-day investment and reinvestment of the assets in the Fund and is responsible for the day-to-day portfolio management of the Fund, including adherence to the Fund's investment objective and strategies, pursuant to an interim investment sub-advisory agreement between the Adviser and Penserra that was approved by the Board prior to the Transaction.  Penserra is expected to continue to provide sub-advisory services to the Fund pursuant to the Fund's New Sub-Advisory Agreement that will become effective concurrent with shareholder approval of the Fund's New Investment Advisory Agreement. Penserra is responsible for implementing the Fund's investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund's portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, the Adviser. The services provided by Penserra to the Fund and the fees paid by the Adviser to Penserra were not affected by the Transaction.  The New Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The New Sub-Advisory Agreement may be terminated (i) by the Adviser or the Trust at any time on written notice to Penserra of the Adviser's or the Trust's intention to do so and (ii) by the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund.  Penserra may terminate the New Sub-Advisory Agreement at any time on sixty (60) days' written notice to the Adviser and the Trust of its intention to do so. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement shall automatically terminate upon the termination of the Fund's New Investment Advisory Agreement, if such agreement is approved with respect to the Fund.  Penserra's fee is paid by the Adviser.
Board Considerations in Approving the New Investment Advisory Agreements

At a special in-person Board meeting held on March 23, 2017, the Board, including the Independent Trustees, discussed and approved the New Investment Advisory Agreements between the Adviser and the Trust, on behalf of each Fund, and determined to recommend that Shareholders approve the New Investment Advisory Agreements. In considering information relating to the approval of the New Investment Advisory Agreements, the Board , and the Independent Trustees, received assistance and advice from counsel and Independent Trustees' counsel, and was provided with a written description of their responsibilities in approving the New Investment Advisory Agreements. The Independent Trustees had requested and been provided with detailed materials prepared by Innovator Management and the Adviser relating to the Transaction and the Adviser in advance of the meeting. At the meeting, the Trustees discussed the Transaction with representatives of the Adviser, including the strategic rationale for the Transaction, and the Adviser's general plans and intentions regarding the operations and management of the Funds and the Trust.  At the meeting, representatives of the Adviser responded to questions from the Board.

In connection with the Board's review of the New Investment Advisory Agreements, the Adviser advised the Trustees on a variety of matters, including the following:

•
No material changes were contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management, distribution, or other Shareholder services.

•
The Adviser has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Fund as contemplated by Section 15(f) due to the Transaction.

In addition to the information provided by the Adviser as described above, the Board also considered, among other factors, the following:

•
The reputation, experience, and resources of the Adviser, including its Principals. The Adviser's founder also founded PowerShares in early 2003. As founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager.  Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares , Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

•
The significant financial resources of the principals of the Adviser that the Adviser indicated would benefit the Funds by providing a more robust operational infrastructure and a dedicated team designed to grow the assets of each Fund.

•
The terms and conditions of the New Investment Advisory Agreements, including that each Fund's contractual fee rate under the New Investment Advisory Agreements will remain the same. (See "The New Investment Advisory Agreement" above).

•
At its in-person meeting on March 23, 2017, the Board reviewed the New Investment Advisory Agreements as required by the 1940 Act and determined that the Adviser had the capabilities, resources, experience and personnel necessary to provide the level of investment management services provided to the Funds pursuant to the Prior Investment Advisory Agreements.  The Board carefully considered that the advisory fees to be paid by the Funds would remain the same and acknowledged the Adviser's willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund shareholders. The Board also considered the sub-advisory fee to be paid to the Sub-Advisers by the Adviser and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

•
The Adviser has agreed to pay all expenses of the Funds in connection with the Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of this proxy solicitation. As a result, the Funds will bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

•
McKinley and Penserra will continue to serve as sub-advisers to the Innovator McKinley Income Fund and the Innovator IBD® 50 Fund, respectively, following the Transaction, and will continue to manage the day-to-day investment and reinvestment of the assets in the Funds.

Certain of these considerations are discussed in more detail below.

In making the decision to approve the New Investment Advisory Agreements, the Independent Trustees gave attention to all information furnished.  The following discussion identifies the primary factors taken into account by the Board in approving the New Investment Advisory Agreements.

The nature, extent, and quality of services to be provided to the Funds by the Adviser.  The Board considered materials provided describing the services to be provided by the Adviser to each Fund and its Shareholders.  In reviewing the nature, extent, and quality of services to be provided to each Fund, the Board considered that the New Investment Advisory Agreements will be substantially identical to the Prior Investment Advisory Agreements, and therefore considered the reviews conducted at the previous Board meetings at which such agreements were approved. At such meetings, the Board carefully considered Innovator Management's advisory fees and compared them to the advisory fees charged by other funds within such Funds' comparative Morningstar peer groups.  In this regard, the Board noted the continuity between the prior and new agreements with respect to the Adviser's anticipated responsibilities as the Funds' investment adviser, including: overall supervisory responsibility for the general management and investment of each Fund's securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of the Sub-Advisers to the Funds; the Adviser's strategic plans to market the Funds; and the Adviser's expected adoption of the existing compliance structure for the Funds to monitor compliance with the Funds' respective investment objectives, strategies and restrictions on a day-to-day basis and undertaking to report to the Board on a quarterly basis and as otherwise deemed necessary or appropriate.

The Board noted the Adviser's adoption of the Trust's code of ethics. The Board also considered the fact that the Funds operate under manager-of-managers exemptive relief that was obtained by Innovator Management from the SEC, and that the Adviser will  ultimately be responsible for overseeing compliance with the exemptive order.  Based on their consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature, extent, and quality of services to be provided by the Adviser, as well as the Adviser's ability to render such services based on its experience, operations, and resources.

Comparison of services to be provided and fees to be charged by the Adviser and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Adviser from the relationship with the Funds.  At this meeting, the Board carefully considered the Adviser's proposed advisory fee structure, noting that it was identical to the structure under the Prior Investment Advisory Agreements, and therefore considered the expense comparison data for the Funds provided in connection with the previous Board meetings at which such agreements were approved. The Board also acknowledged the Adviser's willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund Shareholders and considered the sub-advisory fees paid to the Sub-Advisers by the Adviser.

Investment performance of the Adviser. The Board noted that the Adviser does not have any performance history with respect to management of the Funds or funds with similar investment programs.  The Adviser, however, confirmed to the Board that the Sub-Advisers, who are currently responsible for the day-to-day management of their respective Fund's portfolio, are expected to remain in that role.  Therefore, the Board considered performance reports that were provided throughout the year and considered each Fund's performance compared to relative benchmark indices over one-year, three-year and year-to-date periods, as applicable. The Trustees considered factors, including but not limited to, each Sub-Adviser's management style and overall market conditions that had affected the performance of the Funds relative to their benchmarks. The Board also considered the Innovator McKinley Income Fund's performance compared to both its Morningstar peer group, relative benchmark indices, and the "pass-through" peer group selected by

Innovator Management over one-year and year-to-date periods, as provided in connection with the previous Board meeting at which such agreement was approved.  The Board also noted the proposed continuity of the operations of the Funds, including with respect to their investment objectives and strategies, following the closing of the Transaction.

Profitability and Economies of Scale.  The Board reviewed expected costs, profitability and any "fall out" or ancillary benefits that may accrue to the Adviser as a result of its proposed relationship with the Funds.  Based on the information provided, the relative size of the Funds, and the fact that the Adviser was recently formed, the Trustees concluded that there did not appear to be any significant benefits in this regard.

Conclusion.  Based on the totality of the information considered, the Trustees concluded that the Funds were likely to benefit from the nature, extent and quality of Adviser's services and that the Adviser has the ability to provide these services based on its significant experience, operations and resources. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rates are reasonable in relation to the services provided to each Fund and that the New Investment Advisory Agreements are in the best interests of the Shareholders and the Funds.
Required Vote to Approve Advisory Agreements
Proposal 2 must be approved by the vote of a 1940 Act Majority of a Fund's shares, voting separately from shareholders of each other Fund.  Accordingly, abstentions and broker non-votes (if any) will have the same effect as a vote against Proposal 2.  The New Investment Advisory Agreements were approved separately by the Independent Trustees, and by the Board as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Investment Advisory Agreements for consideration by the Shareholders and to recommend that Shareholders of each Fund vote FOR approval of the Fund's New Investment Advisory Agreement.  If the Shareholders of a Fund do not approve the Fund's New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund.

You should be aware that the founder of McKinley has the voting authority of over 40 % of the Innovator McKinley Income Fund's outstanding shares (as of the Record Date), and such shares are expected to be voted in favor of Proposal 2, which could control the outcome of the vote with respect to the Innovator McKinley Income Fund.
To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

MORE INFORMATION ABOUT THE FUNDS
Management of the Funds
Innovator Capital Management, LLC (the "Adviser") is located at 120 N. Hale Street, Suite 200, Wheaton, Illinois 60187.  Messrs. H. Bruce Bond and John Southard may be deemed to control the Adviser due to their ownership interests in and/or positions with the Adviser. The Adviser is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.  Jeffrey Brown owns a minority interest in the Adviser.
The executives of the Adviser and their positions with the Trust are listed below.  The address of each person listed, as it relates to the person's position with the Adviser or the Trust, is 120 N. Hale Street, Suite 200, Wheaton, Illinois 60187.
Name	Positions Held With the Adviser	Positions Held With the Trust
H. Bruce Bond	Chief Executive Officer, Principal	Interested Trustee, President and Principal Executive Officer
John Southard	Chief Investment Officer, Principal and Portfolio Manager	Vice President, Treasurer and Principal Financial Accounting Officer
Michael Gries	Chief Compliance Officer	Chief Compliance Officer, Vice President and Secretary
Distributor
Quasar Distributors, LLC (the "Distributor"), located at 615 E. Michigan St., Milwaukee, WI 53202, serves as the principal underwriter of the Trust's shares pursuant to a Distribution Agreement with each Fund (each, a "Distribution Agreement"). Shares of the Innovator McKinley Income Fund are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust. The Distributor continually distributes Shares of the Innovator IBD® 50 Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of shares of the Innovator IBD® 50 Fund.  Shares are continuously offered for sale by the Innovator IBD® 50 Fund through the Distributor only in Creation Units, as described in the Fund's Prospectus and SAI.
The Distribution agreement on behalf of each Fund is renewable annually and the Board annually reviews fees paid to the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and each state's securities laws and is a member of the Financial Industry Regulatory Authority.
Fund Administrator

General Information.  The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC ("Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional funds.  The Administrator performs these services pursuant to two separate agreements with each respective Fund, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.  For the fiscal periods ended November 30, 2014, November 30, 2015 and November 30, 2016, the Innovator McKinley Income Fund paid the Administrator $87,122, $57,199 and $39,024, respectively, for administration services. For the fiscal periods ended November 30, 2015 and November 30, 2016, the Innovator IBD® 50 Fund paid the Administrator $36,967 and $52,505, respectively, for administration services.

Administration Agreement.  Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with each Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Board.  Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter.  The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreements, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds' tax returns, and preparing reports to the Funds' shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Funds' Prospectuses.

For the administrative services rendered to the Funds by the Administrator, each Fund pays the Administrator an asset-based fee plus certain out-of-pocket expenses.

Accounting Agreement.  The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' Custodian and the Adviser.
For the fund accounting services rendered to the Funds by the Fund Accountant, each Fund pays the Fund Accountant an asset-based fee plus certain out-of-pocket expenses, including pricing expenses.
Custodian, Transfer Agent and Dividend Agent
U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Funds' cash and securities.  Pursuant to a Custodian Servicing Agreement with each Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash.  The Custodian receives a minimum annual fee of $4,000 or 0.0040% of the average daily market value of each Fund, whichever is greater.  The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bancorp Fund Services, LLC, each Fund's Administrator, also acts as the Funds' transfer and dividend agent. U.S.  Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Payments to Affiliated Brokers
The Innovator McKinley Income Fund did not make any payments to an affiliated broker for the fiscal years ended November 30, 2015 and November 30, 2016.
For the fiscal periods ended November 30, 2015 and November 30, 3016, the Innovator IBD® 50 Fund paid brokerage commissions on trades of securities to an affiliated broker of the Fund as follows:
Affiliated Broker	Total $ Amount of Brokerage Commissions Paid to the Affiliated Broker	% of Total Brokerage Commissions Paid to the Affiliated Broker	% of Total Transaction Dollars Effected Through Affiliated Broker
2016
Penserra Securities LLC	$29,387	16.61%	14.62%

2015
Penserra Securities LLC	$51,571	47.53%	45.95%

Shareholder Reports
Shareholders can obtain a copy of each Fund's most recent annual and semi-annual reports, without charge, through the Fund's Internet website (www.innovatorfunds.com) or by calling 1-877-386-3890. Copies of the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov.
PRINCIPAL HOLDERS OF SHARES
As of June 5, 2017, the Innovator McKinley Income Fund had 1,974,985.158 outstanding shares. As of the same date, each class of the Innovator McKinley Income Fund had the following outstanding shares: 1,974,577.529 (Investor) and 317.629 (Institutional).
As of June 5, 2017, the Innovator IBD® 50 Fund had 1,500,000 outstanding shares.
As of June 5, 2017, the Funds were aware that the following persons or entities owned of record 5% or more of the outstanding shares of the Funds:
Innovator McKinley Income Fund
Shareholders Name and Address	Class	Percentage
Robert Gillam 3301 C Street, Suite 500 Anchorage, AK 99503-3956	Investor	41.05%*
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Investor	23.42%
State Street Bank & Trust Co. 1 Lincoln Street Boston, MA 02111-2900	Investor	8.08%
David Jacovini 325 Chestnut Street, Suite 512 Philadelphia, PA 19106	Institutional	100%
*
You should be aware that the founder of McKinley has the voting authority of over 40 % of the Innovator McKinley Income Fund's outstanding shares (as of the Record Date), and such shares are expected to be voted in favor of Proposal 2, which could control the outcome of the vote with respect to the Innovator McKinley Income Fund.

Innovator IBD® 50 Fund
Shareholders Name and Address	Percentage
Charles Schwab 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	20.02%
NFS LLC 499 Washington Blvd. Jersey City, NJ 07310	17.72%
TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	14.01%
Pershing One Pershing Plaza Jersey City, NJ 07399	9.56%
Stifel, Nicolaus & Co., Inc. c/o Mediant Communications 200 Regency Forest Drive Cary, NC 27518	6.04%

As of June 5, 2017, to the knowledge of the Funds' management, the Trustees and officers of the Trust collectively owned less than 1% of the outstanding shares of each class of shares of the Funds.
MORE INFORMATION ABOUT VOTING AND THE MEETING
Voting Rights
Only Shareholders owning shares of a Fund at the close of business on June 5 , 2017, may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each Fund share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote).
Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy.  The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.
Revocation of Proxies. Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Broker-Dealer Action.   The Trust anticipates that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on either of the Proposals.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a Proposal may be deemed to be an instruction to vote FOR the Proposal.
Abstentions and broker non-votes.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote ("discretionary items," e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote ("non-discretionary items," e.g., changes to fundamental investment restrictions). Because the Meeting has both discretionary and non-discretionary items on the agenda, the Funds anticipate receiving broker non-votes. Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions and broker non-votes will have the same effect as a vote "Against" the Proposals requiring a "1940 Act Majority," but will have no effect on Proposals requiring a plurality or majority of votes cast.
You should be aware that the founder of McKinley has the voting authority of over 40 % of the Innovator McKinley Income Fund's outstanding shares (as of the Record Date), and such shares are expected to be voted in favor of Proposal 2, which could control the outcome of the vote with respect to the Innovator McKinley Income Fund.
Quorum; Adjournment
For each Fund, forty percent (40%) of the outstanding shares entitled to vote, which are present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of the Fund at a Shareholders' meeting.  A Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by (i) Shareholders of a Fund entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, (ii) the chairperson of the Board, (iii) the president of the Trust in the absence of the chairperson of the Board, or (iv) any vice president or other authorized officer of the Trust in the absence of the president.  Written notice need not be given of the adjourned meeting when a Shareholders' meeting is adjourned to another time or place if the time and place are announced at the meeting, unless the adjournment is for more than sixty (60) days after the date of the original meeting.  In this circumstance, the Board will set a new record date and give written notice to each Shareholder of record entitled to vote at the new meeting.  At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Payment of Solicitation Expenses
The Adviser will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.  AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $ 11,246 plus any additional expenses in connection with the solicitation of proxies.  Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes.  The Adviser will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.
Other Business
The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.
Submission of a Shareholder Proposal
Under the SEC's proxy rules, Shareholder proposals that meet certain requirements may be included in a Fund's proxy material for a particular annual or special Shareholder meeting.  However, because the Trust, on behalf of the Funds, does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust's Secretary at 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board's solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder's proposal will actually be included in the next proxy statement.

If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust's proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

APPENDIX A: NOMINATING COMMITTEE CHARTER
NOMINATING COMMITTEE CHARTER AND PROCEDURES
ACADEMY FUNDS TRUST (the "Trust")

Organization
The Nominating Committee (the "Committee") of the Trust shall be composed solely of Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees").  The Board of Trustees of the Trust (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.
Responsibilities
The Committee shall select and nominate persons for election or appointment by the Board as Independent Trustees.
Evaluation of Potential Nominees
In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:
•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
•
the contribution which the person can make to the Board, in conjunction with the other Trustees, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Trust and its shareholders.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Trust shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Academy Funds Trust, Mellon Bank Center, Suite 3930, 1735 Market Street, Philadelphia, PA 19103.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.
Nomination of Trustees
After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.
A-1

Review of Charter and Procedures
The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  December 4, 2007
A-2

APPENDIX B : AUDITOR INFORMATION

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  "Audit fees" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related fees" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax fees" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$29,500	$29,500
Audit-Related Fees
Tax Fees	$5,000	$5,000
All Other Fees

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$5,000	$5,000
Registrant's Investment Adviser	$0	$0

B-1

APPENDIX C : FORM OF NEW INVESTMENT ADVISORY AGREEMENTS
INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made by and between Academy Funds Trust, a Delaware statutory trust (the "Trust"), on behalf of the Innovator McKinley Income Fund (the "Fund"), and Innovator Capital Management, LLC, a Delaware limited liability company (the "Advisor").
W I T N E S S E T H:
WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended  (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities and other investments; and
WHEREAS, the Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment management services; and
WHEREAS, the Trust's Board of Trustees (the "Board") has selected the Advisor to serve as the investment adviser for the Fund effective as of the date of this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1. The Trust, on behalf of the Fund, hereby employs the Advisor to manage the investment and reinvestment of  the Fund's respective assets, subject to the direction of the Board and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Advisor hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund.  The Advisor shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board with such information and reports regarding the Fund's investments as the Advisor deems appropriate or as the Board may reasonably request.  Subject to compliance with the requirements of the 1940 Act, the Advisor may retain as a sub-adviser to the Fund, at the Advisor's own expense, any investment adviser registered under the Advisers Act.
2. The Trust, on behalf of the Fund, shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its registration statement under applicable federal securities laws; preparation, filing and printing of its prospectus(es), statement of additional information and sales literature; the maintenance of its compliance program; the compensation of its compliance officer(s); the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes.  Members and employees of the Advisor may be trustees, officers or employees of the Trust.  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust may obtain office space and facilities from the Advisor and will reimburse the Advisor for its rent or other expenses thereby incurred.
3. (a) The Advisor shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers.  Subject to the primary objective of obtaining the best price and execution reasonably available, the Advisor is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time.  Subject to subparagraph (b) below, the Advisor is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Advisor, or to any other client for which the Advisor provides investment advisory services.  The Advisor also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.
   (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust, the Advisor is authorized to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Advisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund and to other funds or clients for which the Advisor exercises investment discretion.

  (c) The Advisor is authorized to direct portfolio transactions to a broker that is an affiliated person of the Advisor or the Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the U.S. Securities and Exchange Commission ("SEC").  Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.
  (d) The Advisor is authorized to aggregate or "bunch" purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of the Fund and all other such clients.  In such an event, allocation of the securities purchased or sold will be made by the Advisor in accordance with the Advisor's written policy.
4. (a) As compensation for the services to be rendered to the Fund by the Advisor under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Advisor from the Fund's respective assets an annual fee as set forth on Schedule A.
   (b) If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.
   (c) The Advisor shall look exclusively to the assets of the Fund for payment of the applicable advisory fee.
5. The services to be rendered by the Advisor to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.
6. The Advisor, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm, entity or individual.  In accordance with the Advisers Act, if there is a change in the membership of the Advisor, which is a limited liability company, the Advisor shall, within a reasonable time after such change, notify the Trust and the Board of the change.
7. In the absence of willful misfeasance, bad faith, gross negligence or  reckless disregard in the performance of its duties to the Fund, the Advisor shall not be liable to the Trust, the Fund or to any Trustee or shareholder of the Trust or the Fund for any loss or damage arising from any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise.
8. (a) This Agreement shall be executed and become effective as of the date written below if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of the outstanding voting securities of the Fund.  It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).
(b) No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).
(c) In connection with such renewal or amendment, it shall be the duty of the Board to request and evaluate, and the duty of the Advisor to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.
(d) Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Advisor of the Trust's intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of the Fund.  The Advisor may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so.  Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Advisor the fee provided in Paragraph 4 hereof.  This Agreement shall automatically terminate in the event of its assignment unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this paragraph.

9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.
10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act and the rules and interpretations thereunder.
11. (a) The Trust expressly agrees and acknowledges that the name "Innovator" is the sole property of the Advisor, and, with respect to such name, that similar names may from time to time be used by other funds in the investment business that are affiliated with the Advisor.  The Advisor has consented to the use by the Trust of the identifying word "INNOVATOR" and has granted to the Trust a nonexclusive license to use the name "Innovator" as part of the name of the Fund.  The Trust further expressly agrees and acknowledges that the non‑exclusive license granted herein may be terminated by the Advisor if the Trust ceases to use the Advisor, an affiliate of the Advisor or their successors as investment adviser.  In such event, the non‑exclusive license granted herein may be revoked by the Advisor and the Trust shall cease using the name "Innovator" as part of its Fund, unless otherwise consented to by the Advisor or any successor to its interests in such name.
                     (b) The Trust further understands and agrees that so long as the Advisor and/or its affiliates shall continue to serve as the Trust's investment adviser, other mutual funds or other investment products that may be sponsored or advised by the Advisor and/or its affiliates shall have the right permanently to adopt and to use the words "Innovator" in their name and in the name of any series or class of shares of such funds or other investment products.

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers as of this ______ day of __________, 2017.
ACADEMY FUNDS TRUST
(on behalf of the Fund listed on Schedule A)

By:
Name:
Title:

Innovator Capital Management, LLC

By:
Name:
Title:

SCHEDULE A

Pursuant to this Agreement, the Advisor agrees to provide investment advisory services to the Fund listed below, and the Trust, on behalf of the Fund, agrees to pay the Advisor from the Fund's respective assets an annual fee, payable on a monthly basis, as indicated below:

Fund	Annual Fee (as a percentage of daily average net asset)

Innovator McKinley Income Fund	1.00%

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made by and between Academy Funds Trust, a Delaware statutory trust (the "Trust"), on behalf of the Innovator IBD 50® Fund (the "Fund"), and Innovator Capital Management, LLC, a Delaware limited liability company (the "Advisor").
W I T N E S S E T H:
WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended  (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities and other investments; and
WHEREAS, the Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment management services; and
WHEREAS, the Trust's Board of Trustees (the "Board") has selected the Advisor to serve as the investment adviser for the Fund effective as of the date of this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1. The Trust, on behalf of the Fund, hereby employs the Advisor to manage the investment and reinvestment of  the Fund's assets, subject to the direction of the Board and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Advisor hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund.  The Advisor shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board with such information and reports regarding the Fund's investments as the Advisor deems appropriate or as the Board may reasonably request.  Subject to compliance with the requirements of the 1940 Act, the Advisor may retain as a sub-adviser to the Fund, at the Advisor's own expense, any investment adviser registered under the Advisers Act.
2. The Trust, on behalf of the Fund, shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its registration statement under applicable federal securities laws; preparation, filing and printing of its prospectus(es), statement of additional information and sales literature; the maintenance of its compliance program; the compensation of its compliance officer(s); the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes.  Members and employees of the Advisor may be trustees, officers or employees of the Trust.  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust may obtain office space and facilities from the Advisor and will reimburse the Advisor for its rent or other expenses thereby incurred.
3. (a) The Advisor shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers.  Subject to the obtaining the best price and execution reasonably available, the Advisor is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time.  Subject to subparagraph (b) below, the Advisor is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Advisor, or to any other client for which the Advisor provides investment advisory services.  The Advisor also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.
(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust, the Advisor is authorized to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Advisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund and to other funds or clients for which the Advisor exercises investment discretion.

(c) The Advisor is authorized to direct portfolio transactions to a broker that is an affiliated person of the Advisor or the Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the U.S. Securities and Exchange Commission ("SEC").  Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.
(d) The Advisor is authorized to aggregate or "bunch" purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of the Fund and all other such clients.  In such an event, allocation of the securities purchased or sold will be made by the Advisor in accordance with the Advisor's written policy.
4. (a) As compensation for the services to be rendered to the Fund by the Advisor under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Advisor from the Fund's assets an annual fee (based on a percentage of average daily net assets) of 0.70%, payable on a monthly basis in arrears.
(b) If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.
(c) The Advisor shall look exclusively to the assets of the Fund for payment of the applicable advisory fee.

5. The services to be rendered by the Advisor to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.
6. The Advisor, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm, entity or individual.  In accordance with the Advisers Act, if there is a change in the membership of the Advisor, which is a limited liability company, the Advisor shall, within a reasonable time after such change, notify the Trust and the Board of the change.
7. In the absence of willful misfeasance, bad faith, gross negligence or  reckless disregard in the performance of its duties to the Fund, the Advisor shall not be liable to the Trust, the Fund or to any Trustee or shareholder of the Trust or the Fund for any loss or damage arising from any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise.
8. (a) This Agreement shall be executed and become effective as of the date written below if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of the outstanding voting securities of the Fund.  It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).
(b) No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).
(c) In connection with such renewal or amendment, it shall be the duty of the Board to request and evaluate, and the duty of the Advisor to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.
(d) Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Advisor of the Trust's intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of the Fund.  The Advisor may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so.  Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Advisor the fee provided in Paragraph 4 hereof.  This Agreement shall automatically terminate in the event of its assignment unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this paragraph.
9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.
10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act and the rules and interpretations thereunder.
11. (a) The Trust expressly agrees and acknowledges that the name "Innovator" is the sole property of the Advisor, and, with respect to such name, that similar names may from time to time be used by other funds in the investment business that are affiliated with the Advisor.  The Advisor has consented to the use by the Trust of the identifying word "INNOVATOR" and has granted to the Trust a nonexclusive license to use the name "Innovator" as part of the name of the Fund.  Additionally, the "IBD®" mark has been licensed to the Advisor by Investor's Business Daily® for use in connection with the Fund under certain circumstances.  The Adviser, in turn, has sublicensed to the Fund its rights to use the mark pursuant to a Sublicense Agreement.  The Trust expressly agrees and acknowledges that the licenses granted herein may be terminated by the Advisor if the Trust ceases to use the Advisor, an affiliate of the Advisor or their successors as investment adviser.  In such event, the licenses granted herein may be revoked by the Advisor  and the Trust shall cease using the name "Innovator" and "IBD®" as part of its Fund, unless otherwise consented to by the Advisor or any successor to its respective interests in such name.
                    (b) The Trust further understands and agrees that so long as the Advisor and/or its affiliates shall continue to serve as the Trust's investment adviser, other mutual funds or other investment products that may be sponsored or advised by the Advisor and/or its affiliates shall have the right permanently to adopt and to use the words "Innovator" in their name and in the name of any series or class of shares of such funds or other investment products.

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers as of this ____ day of _______, 2017.

ACADEMY FUNDS TRUST

By:
Name:
Title:

Innovator Capital Management, LLC

By:
Name:
Title:

[Name of Fund]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
1. To Elect a Board of Trustees for the Trust.		
a. Mark Berg	○	○
b. Joe Stowell	○	○
c. Brian J. Wildman	○	○
d. H. Bruce Bond	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]